                                                                    EXHIBIT 2(B)


                         UNITED STATES BANKRUPTCY COURT
                        NORTHERN DISTRICT OF CALIFORNIA

In re:  Site Technologies, Inc.                   Case No.   99-50736
                                                           ------------

                                                  CHAPTER 11
                                                  MONTHLY OPERATING REPORT
                                                  (GENERAL BUSINESS CASE)
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                          SUMMARY OF FINANCIAL STATUS
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
    MONTH ENDED: APR-00                           PETITION DATE: 02/02/99
                 ------                                          --------

 1.  Debtor in possession (or trustee) hereby submits this Monthly Operating
     Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

     Dollars reported in  $1
                          --

2.                                  END OF CURRENT     END OF PRIOR     AS OF PETITION
                                        MONTH              MONTH            FILING
                                    --------------     ------------     --------------
     ASSET AND LIABILITY STRUCTURE
     a. Current Assets                   $8,323,768        $8,422,476
     b. Total Assets                     $8,342,151        $8,440,859       $1,149,246
     c. Current Liabilities              $1,543,076        $  511,956
     d. Total Liabilities                $2,534,756        $1,503,636       $  991,680

                                                                              CUMULATIVE
                                         CURRENT MONTH       PRIOR MONTH     (CASE TO DATE)
                                         --------------     ------------    ---------------
 3.  STATEMENT OF CASH RECEIPTS &
     DISBURSEMENTS FOR MONTH
     a. Total Receipts                   $   33,187         $   35,403      $8,525,026
     b. Total Disbursements              $  131,894         $   41,299      $  250,544
     c. Excess (Deficiency) of Receipts
         Over Disbursements (a-b)        $  (98,708)        $   (5,896)     $8,274,481
     d. Cash Balance Beginning of Month  $8,418,752         $8,424,648      $   45,563
     e. Cash Balance End of Month (c+d)  $8,320,044         $8,418,752      $8,320,044

                                                                             CUMULATIVE
                                        CURRENT MONTH       PRIOR MONTH    (CASE TO DATE)
                                        ---------------     ------------   ---------------
 4.  PROFIT/(LOSS) FROM THE
     STATEMENT OF OPERATIONS             $ 6,183,755         $7,313,482     $6,183,755
 5.  Account Receivables (Pre and
      Post Petition)                     $         0         $        0
 6.  Post-Petition Liabilities           $ 1,543,076         $  511,956
 7.  Past Due Post-Petition Account
     Payables (over 30 days)             $   160,770         $  185,922

                                                                                      YES         YES
                                                                                      ---         ---
AT THE END OF THIS REPORTING MONTH:
 8. Have any payments been made on pre-petition debt, other than payments in the normal course so secured creditors or lessors? (If yes, attach listing \
    including date of payment, amount of payment and name of payee)                                X
                                                                                      ---         ---
 9. Have any payments been made to professionals?
    (If yes, attach listing including date of payment, amount of payment
    and name of payee)                                                                 x
                                                                                      ---         ---
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
                                                                            Price Waterhouse $25,000, 4/26/00

10. If the answer is yes to 8 or 9, were all such payments approved by the court?      x
                                                                                      ---         ---

11. Have any payments been made to officers, insiders, shareholders, relatives?
    (If yes; attach listing including date of payment, amount and reason for
    payment, and name of payee)                                                        x
                                                                                      ---         ---

12. Is the estate insured for replacement cost of assets and for general
    liability?                                                                         x
                                                                                      ---         ---

13. Are a plan and disclosure statement on file?                                       x
                                                                                      ---         ---
14. Was there any post-petition borrowing during this reporting period?                            x
                                                                                      ---         ---
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
15. Check if paid: Post-petition taxes  x ;   U.S. Trustee Quarterly Fees x ; Check if filing is current for: Post-petition
                                       ---                               ---
    tax reporting and tax returns:      x
                                       ---
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
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I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: May 22, 2000                  /s/ JEFFREY F. AIT
                                   ---------------------------------------------
                                    Responsible Individual
                                    JEFFREY F. AIT
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
                                MURRAY & MURRAY
                            (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED APRIL-00

ASSETS


ASSETS                                            FROM SCHEDULES                    MARKET VALUE
                                                  --------------                    ------------
CURRENT ASSETS

     Cash and cash equivalents - unrestricted                                        $8,317,317
     Cash and cash equivalents - restricted                                          $    2,727
     Accounts receivable (net)                         A                             $        0
     Inventory                                         B                             $        0
     Prepaid expenses
     Professional retainers                                                          $        0
     Other: Faultline & J Alt                                                        $    3,724
          TOTAL CURRENT ASSETS                                                       $8,323,768

PROPERTY AND EQUIPMENT (MARKET VALUE)

     Real Property                                     C                             $        0
     Machinery and equipment                           D                             $        0
     Furniture and fixtures                            D                             $        0
     Office equipment                                  D                             $        0
     Leasehold improvements                            D                             $        0
     Vehicles                                          D                             $        0
     Other:                                            D                             $        0

          TOTAL PROPERTY AND EQUIPMENT                                               $        0

OTHER ASSETS

     Loan to shareholders
     Loans to affiliates
     Deposits for Carbonero Creek Lease                                              $   18,383
          TOTAL OTHER ASSETS                                                         $   18,383
          TOTAL ASSETS                                                               $8,342,151
                                                                                    ============
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NOTE: Starbase stock sold during the month of January 2000

                                MURRAY & MURRAY
                             LIABILITIES AND EQUITY
                            (GENERAL BUSINESS CASE)

LIABILITIES FROM SCHEDULES

     POST-POSITION

          CURRENT LIABILITIES

               Salaries and wages                                  $      6,300
                                                                   ------------
               Payroll taxes                                       $      1,678
                                                                   ------------
               Real and personal property taxes                    $          0
                                                                   ------------
               Income taxes                                        $  1,102,000
                                                                   ------------
               Sales taxes                                         $          0
                                                                   ------------
               Notes payable (short term)                          $     25,004
                                                                   ------------
               Accounts payable (trade)                    A       $      1,011
                                                                   ------------
               Real property lease arrearage                       $          0
                                                                   ------------
               Personal property lease arrearage
                                                                   ------------
               Accrued professional fees                           $    177,083
                                                                   ------------
               Current portion of long-term post-petition debt
                 (due within 12 months)
                                                                   ------------
               Other:    Misc unbilled expenses                    $          0
                                                                   ------------
                         Accrued Employment Agrmts                 $    230,000
                                                                   ------------

                                                                   ------------
               TOTAL CURRENT LIABILITIES                           $  1,543,076
                                                                   ------------

LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                   ------------
               TOTAL POST-PETITION LIABILITIES                     $  1,543,076
                                                                   ------------
PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

               Secured claims                              F       $    201,500
                                                                   ------------
               Priority unsecured claims                   F       $     11,971
                                                                   ------------
               General unsecured claims                    F       $    778,209
                                                                   ------------
               TOTAL PRE-PETITION LIABILITIES                      $    991,680
                                                                   ------------
               TOTAL LIABILITIES                                   $  2,534,756
                                                                   ------------

EQUITY (DEFICIT)

     Retained Earnings/(Deficit) at time of filing                 $(24,941,735)
                                                                   ------------
     Capital Stock                                                 $ 24,636,190
                                                                   ------------
     Additional paid-in capital                                    $          0
                                                                   ------------
     Cumulative profit/(loss) since filing of case                 $  6,183,755
                                                                   ------------
     Post-petition contributions/(distributions) or (draws)        $          0
                                                                   ------------

                                                                   ------------
     Market value adjustment                                       $    (70,815)
                                                                   ------------
          TOTAL EQUITY (DEFICIT)                                   $  5,807,395
                                                                   ------------
TOTAL LIABILITIES AND EQUITY (DEFICIT)                             $  8,342,151
                                                                   ============
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
                                MURRAY & MURRAY
                          AGING OF POST-PETITION TAXES
                  (AS OF END OF THE CURRENT REPORTING PERIOD)

PAYABLE                       0-30 DAYS     31-60 DAYS     61-90 DAYS     91+DAYS          TOTAL
-------                       ---------     ----------     ----------     ----------     ---------
FEDERAL
 Income Tax Withholding                                                                     $0
                              ---------     ----------     ----------     ----------     ---------
 FICA - Employee                                                                            $0
                              ---------     ----------     ----------     ----------     ---------
 FICA - Employer                                                                            $0
                              ---------     ----------     ----------     ----------     ---------
 Unemployment (FUTA)                                                                        $0
                              ---------     ----------     ----------     ----------     ---------
 Income                                                                                     $0
                              ---------     ----------     ----------     ----------     ---------
 Other (Attach List)                                                                        $0
                              ---------     ----------     ----------     ----------     ---------
TOTAL FEDERAL TAXES              $0              $0             $0             $0           $0
                              ---------     ----------     ----------     ----------     ---------
STATE AND LOCAL

 Income Tax Withholding                                                                     $0
                              ---------     ----------     ----------     ----------     ---------
 Unemployment (UT)                                                                          $0
                              ---------     ----------     ----------     ----------     ---------
 Disability Insurance (DI)                                                                  $0
                              ---------     ----------     ----------     ----------     ---------
 Empl. Training Tax (ETT)                                                                   $0
                              ---------     ----------     ----------     ----------     ---------
 Sales                                                                                      $0
                              ---------     ----------     ----------     ----------     ---------
 Exercise                                                                                   $0
                              ---------     ----------     ----------     ----------     ---------
 Real property                                                                              $0
                              ---------     ----------     ----------     ----------     ---------
 Personal property                                                                          $0
                              ---------     ----------     ----------     ----------     ---------
 Income                                                                                     $0
                              ---------     ----------     ----------     ----------     ---------
 Other (Attach List)                                                                        $0
                              ---------     ----------     ----------     ----------     ---------
TOTAL STATE & LOCAL TAXES        $0              $0             $0             $0           $0
                              ---------     ----------     ----------     ----------     ---------
TOTAL TAXES                      $0              $0             $0             $0           $0
                              =========     ==========     ==========     ==========     =========
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                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


                                                                   CLAIMED           ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION:                         AMOUNT           AMOUNT(b)
------------------------------------------                         -------          ---------
Secured claims(a)                                                  $201,500         $201,500
                                                                   --------         --------
Priority claims other than taxes                                   $ 11,222         $ 11,222
                                                                   --------         --------
Priority tax claims                                                $    749         $    749
                                                                   --------         --------
General unsecured claims                                           $778,209         $778,209
                                                                   --------         --------
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(a) List total amount of claims even if under secured.

(b) Estimated amount of claims to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                           RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                           ACCOUNT 1            ACCOUNT 2           ACCOUNT 3               ACCOUNT 4
                                           ---------            ---------           ---------               ---------
                                        Comerica             Comerica             Van Kasper            Home Savings
                                        ---------------      ---------------      ---------------       -------------------
Amount Type                             Checking              Checking            Stock Sale            Money Market
                                        ---------------      ---------------      ---------------       -------------------
Amount No.                              1891148932            1891148924                                881300513-2
                                        ---------------      ---------------      ---------------       -------------------
Amount Purpose                          Payroll               General             Stock Sale            State Board Deposit
                                        ---------------      ---------------      ---------------       -------------------
Price, End of Month                     $       18,256       $           (37)     $     8,299,098       $             2,727
                                        ---------------      ---------------      ---------------       -------------------
Funds on Hand for all Accounts          $    8,320,044
                                        ===============
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Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                MURRAY & MURRAY
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended April-00

                                                                 Actual           Cumulative
                                                              Current Month     (Case to Date)
                                                              -------------     --------------
CASH RECEIPTS
  Rent/Lease Collected                                         $         0       $     3,799
  Cash Received from Sales                                     $         0       $     3,535
  Interest Received                                            $    33,187       $    95,762
  Borrowings                                                   $         0       $         0
  Funds from Shareholders, Partners, or Other Insiders         $         0       $         0
  Capital Contributions                                        $         0       $         0
  Sale of Starbase Stock                                       $         0       $ 8,420,693
  _______________________                                      $         0       $     1,156
  _______________________                                      $         0       $        81
  _______________________                                           ______            ______
  _______________________                                           ______            ______
       TOTAL CASH RECEIPTS                                     $    33,187       $ 8,525,026

CASH DISBURSEMENTS
 Payments for Inventory                                        $        0        $        0
 Selling                                                       $       $0        $        0
 Administrative                                                $   37,904        $   88,052
 Capital Expenditures                                          $        0        $        0
 Principal Payments on Debt                                    $        0        $        0
 Interest Paid                                                 $        0        $        0
 Rent/Lease:
  Personal Property                                            $        0        $        0
  Real Property                                                $   50,109        $   50,109
 Amount Paid to Owner(s)/Officer(s)
  Salaries                                                     $        0        $    30,285
 Draws                                                         $        0        $        0
 Commissions/Royalties                                         $        0        $        0
 Expense Reimbursements                                        $        0        $        0
 Other                                                         $   43,881        $   43,881
Salaries/Commissions (less employee withholding)               $        0        $   14,365
Management Fees                                                $        0        $        0
Taxes:
 Employee Withholding                                          $        0        $   18,985
 Employer Payroll Taxes                                        $        0        $    4,866
 Real Property Taxes                                           $        0        $        0
 Other Taxes                                                   $        0        $        0
Other Cash Outflows:
 _______________________                                           ______            ______
 _______________________                                           ______            ______
 _______________________                                           ______            ______
 _______________________                                           ______            ______
 _______________________                                           ______            ______

      TOTAL CASH DISBURSEMENTS:                                $ $131,894        $  250,544
                                                               ----------        ----------
NET INCREASE (DECREASE) IN CASH                                $ ($98,708)       $8,274,481
                                                               ----------        ----------
CASH BALANCE, BEGINNING OF PERIOD                              $8,418,752        $   45,563
                                                               ----------        ----------
CASH BALANCE, END OF PERIOD                                    $8,320,044        $8,320,044
                                                               ==========        ==========
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